EXHIBIT  99.1


              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code


     I, Harold F. Herron, the chief executive officer of Northwest Gold, Inc., certify that the Quarterly Report on Form 10-QSB for the period ended March 31, 2003 accompanying this statement, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northwest Gold, Inc.

                                         /s/  Harold  F.  Herron
                                       -----------------------------------------
                                       Harold  F.  Herron,
                                       Chief  Executive  Officer

                                       Date:  May  11,  2003




              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code


     I, R. Scott Lorimer, the chief financial officer of Northwest Gold, Inc., certify that the Quarterly Report on Form 10-QSB for the period ended March 31, 2003 accompanying this statement, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northwest Gold, Inc.

                                         /s/  Robert  Scott  Lorimer
                                       -----------------------------------------
                                       Robert  Scott  Lorimer,
                                       Chief  Financial  Officer

                                       Date:  May  11,  2003